Exhibit 10.2

EXECUTION VERSION

Eighth Amendment

To

Loan And Security Agreement

THIS EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 13, 2018, by and between ACCELERIZE INC., a Delaware corporation (“Borrower”) and SAAS CAPITAL FUNDING II, LLC, a Delaware limited liability company (“Lender”).

Recitals

A.     Lender and Borrower have entered into that certain Loan and Security Agreement dated as of May 5, 2016, as amended by that certain First Amendment to Loan and Security Agreement, dated as of November 29, 2016, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of May 5, 2017, as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of June 16, 2017, as further amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of August 14, 2017, as further amended by that certain Fifth Amendment to Loan and Security Agreement, Limited Waiver and Consent, dated as of November 8, 2017, as further amended by that certain Sixth Amendment to Loan and Security Agreement and Consent, dated as of January 25, 2018, and as further amended by that certain Seventh Amendment to Loan and Security Agreement, dated as of May 31, 2018 (and as it may be further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Loan Agreement”).

B.     Lender has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.     Borrower has requested that Lender agree to (i) amend certain provisions of the Loan Agreement and add certain provisions thereto, and (ii) consent to the issuance by Borrower of additional Subordinated Debt.

D.     Lender has agreed to (i) amend certain provisions of the Loan Agreement and add certain provisions thereto, and (ii) consent to the issuance by Borrower of additional Subordinated Debt, but, in each case, only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.     Definitions. Capitalized terms used but not defined in this Amendment shall have the respective meanings given to such terms in the Loan Agreement.

2.     Amendments to Loan Agreement.

2.1     Schedule 1 of the Loan Agreement shall be amended by deleting the definition of “Shareholder Debt” contained therein and replacing it with, respectively, the following:

“Shareholder Debt” means that certain Subordinated Debt issued by Borrower to certain of Borrower’s shareholders on or about the Seventh Amendment Effective Date and the Eighth Amendment Effective Date, respectively, in an aggregate principal amount of Two Million Dollars ($2,000,000).

2.2     Schedule 1 to the Loan Agreement shall be amended by adding the following definitions for “Eighth Amendment” and “Eighth Amendment Effective Date” in their appropriate alphabetical places:

“Eighth Amendment” means that certain Eighth Amendment to Loan and Security Agreement, between Borrower and Lender, dated as of June 13, 2018.

“Eighth Amendment Effective Date” means the date that all of the conditions to the effectiveness of the Eighth Amendment have been either satisfied by Borrower or waived in writing by Lender.

3.       Limitations.

3.1     The amendments set forth in Section 2 above are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

3.2     This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.        Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender as follows:

4.1     Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents, are true, accurate and complete as of the Eighth Amendment Effective Date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2     Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Loan Agreement, as amended by this Amendment;

4.3     The organizational documents of Borrower delivered to Lender on or about May 5, 2016, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under this Amendment and the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under this Amendment and the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under this Amendment and the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

4.7     This Amendment has been duly executed and delivered by Borrower and each of this Amendment and the Loan Agreement as amended by this Amendment, is the binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

4.8     Borrower has not assigned the Loan Agreement or any of its rights or obligations (including, without limitation, the Obligations) thereunder.

5.      Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Amendment as to the parties hereto and may be used in lieu of the original Amendment for all purposes.

6.     Expenses. Without limitation of the terms of the Loan Documents, and as a condition to the effectiveness of this Amendment, Borrower shall reimburse Lender for all its costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in connection with this Amendment or that are otherwise outstanding. Lender, at its discretion, is authorized (x) to charge said fees, costs and expenses to Borrower’s loan account or any of Borrower’s deposit accounts or (y) to directly invoice Borrower for such fees, costs and expenses.

7.     No Third Party Beneficiaries. This Amendment does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Amendment.

8.     Loan Documents; Indemnity. For purposes of clarity and not by way of limitation, Borrower and Lender acknowledge and agree that this Amendment is one of the Loan Documents and that the indemnification provided pursuant to Section 12.2 of the Loan Agreement applies hereto.

9.     Effectiveness. This Amendment shall be deemed effective and the consent set forth herein is conditioned upon (a) the due execution and delivery of this Amendment by each party hereto, (b) the delivery to Lender of true, accurate and complete copies of any amendments to the Beedie Subordinated Debt Documents, as in effect as of the Eighth Amendment Effective Date, in form and substance reasonably satisfactory to Lender, duly executed by the parties thereto, (c) the receipt by Borrower of the proceeds of the Shareholder Debt from certain of Borrower’s shareholders, and (d) the payment by Borrower of the fees and expenses set forth in Section 6 above.

[Signatures on next page]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

LENDER	BORROWER
SAAS CAPITAL FUNDING II, LLC By: /s/ Todd Gardner Name: Todd Gardner Title: President	ACCELERIZE INC. By: /s/ Anthony Mazzarella Name: Anthony Mazzarella Title: Chief Financial Officer

Signature page to Eighth Amendment to Loan and Security Agreement